Long-term investments	6 Months Ended
Jun. 30, 2024
Long-Term Investments [Abstract]
Long-term investments	Long-term investments

	As of December 31,	As of June 30,
	2023	2024
	RMB	RMB
Equity method investments	252,407	198,468
Equity securities measured at fair value	48,580	21,985
Total long-term investments	300,987	220,453

Management evaluated whether there was other-than-temporary impairment based on the facts for the long-term investments, including recent financing activities, projected and historical financial performance of investees. Nil and RMB6,446 impairment loss were recognized for the six months ended June 30, 2023 and 2024, respectively.

Equity method investments

As disclosed in Note 1(c), the Group acquired 13.10% additional equity interest in Suzhou Photon-Matrix from existing shareholders and thereafter the Group obtained control of Suzhou Photon-Matrix and derecognized the equity method investment with carrying amount of RMB34,829.

In May 2024, Hubei Dongjun Automotive Electronic Technology Co., Ltd. ("Hubei Dongjun”) distributed on a pro rata basis its equity interest in Shenzhen U Chance Technology Co., Ltd. (“U Chance”) to each of its equity holders, namely the Group and Hubei Dongjun Industrial and Commercial Co., Ltd. based on their respective shareholding. As a result, U Chance was spun-off from Hubei Dongjun and the Group directly held 49% equity interest in U Chance. The Group continues to account for its investment in U Chance as equity method investment at its carrying amount.
Equity securities measured at fair value

The fair value of 2,030,374 shares of Luminar Technologies, Inc. decreased to US$3,025 (equivalent to RMB21,985) as of June 30, 2024. The fair value change of US$3,773 (equivalent to RMB27,421) was recorded as a loss in the unaudited condensed consolidated statements of comprehensive loss.